                                                                   EXHIBIT 10.56

            SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
         This Agreement is dated as of the    day of [OCTOBER] 1997 and is
entered into by and among American Communications Services, Inc., a Delaware corporation (the "COMPANY"), Anthony J. Pompliano ("POMPLIANO"), Riley M. Murphy ("MURPHY"), Jack E. Reich ("REICH") and Douglas R. Hudson ("HUDSON") (each a "MANAGER" and collectively, the "MANAGERS").

         WHEREAS, each of the Managers is an executive officer of the Company;
and

         WHEREAS, each of the Managers is a party to an Employment Agreement between such Manager and the Company (each the "MANAGER'S EMPLOYMENT AGREEMENT" and collectively, the "MANAGERS' EMPLOYMENT AGREEMENTS"); and

         WHEREAS, pursuant to each Manager's Employment Agreement, each Manager has been granted Initial Stock Options (as defined in the Managers' Employment Agreements) to purchase shares of the Company's Common Stock; and

         WHEREAS, pursuant to each Manager's Employment Agreement, each Manager has been granted, and certain Managers may be granted contingent upon achieving certain performance objectives set forth in the Manager's Employment Agreement, Performance Stock Options (as defined in their respective Manager's Employment Agreement); and

         WHEREAS, Murphy, George M. Tronsrue III ("Tronsrue") and Hudson had previously entered into a Registration Rights Agreement dated as of June 26, 1995 pursuant to which such Managers received certain registration rights with respect to Stock Options (the "ORIGINAL REGISTRATION RIGHTS AGREEMENT"); and

         WHEREAS, the Original Registration Rights Agreement was terminated and superseded by an Amended and Restated Registration Rights Agreement dated as of June 30, 1995 by and among the Company, Pompliano, Richard A. Kozak ("KOZAK"), Murphy, TRONSRUE and Hudson (the "FIRST AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT"); and

         WHEREAS, the First Amended and Restated Registration Rights Agreement was amended to eliminate Kozak as a party to such agreement pursuant to a Settlement Agreement and Release dated March 11, 1997 by and between the Company and Kozak; and

         WHEREAS, the First Amended and Restated Registration Rights Agreement was amended to add Reich as party to such agreement pursuant to a First Amendment to the First Amended and Restated Registration Rights Agreement dated as of July 22, 1997 by and among the Company, Pompliano and Reich; and
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         WHEREAS, the First Amended and Restated Registration Rights Agreement
was amended to eliminate Tronsrue as a party to such agreement pursuant to a
[SETTLEMENT AGREEMENT AND RELEASE DATED         1997 BY AND BETWEEN THE COMPANY
AND TRONSRUE;] and

         WHEREAS, the First Amended and Restated Registration Rights Agreement as amended by the First Amendment to the Amended and Restated Registration Rights Agreement is hereby terminated and superseded by this Second Amended and Restated Registration Rights Agreement; and

         WHEREAS, the Company desires to grant to the Managers certain registration rights pursuant to this Second Amended and Restated Registration Rights Agreement with respect to the aggregate of the Initial Stock Options and the Performance Stock Options currently held or which may be acquired in the future by the respective Managers pursuant to the Manager's Employment Agreement (hereinafter collectively referred to as the "MANAGER STOCK OPTIONS") on the terms and conditions hereinafter set forth; and

         WHEREAS, the Managers desire to accept such registration rights with respect to the Manager Stock Options as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual agreements and understandings set forth herein, the parties hereto do hereby agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

         As used in this Agreement, the following terms shall have the following respective meanings:

         AGREEMENT shall mean this Agreement as in effect on the date hereof and as hereafter from time to time amended, modified or supplemented in accordance with the terms hereof.

         ALI AGREEMENT shall mean the Registration Rights Agreement, dated July 1, 1992, among American Lightwave, Inc. and Apex Investment Fund II, L.P., The Productivity Fund II, L.P., Telephotonics Limited Partnership I, Brian D. Boyer, Russell T. Stern, Jr., Willard McNitt and Patrick J. Haynes III.

         ALI INVESTORS shall mean Telephotonics Limited Partnership I, Brian D. Boyer, Russell T. Stern, Jr., Willard McNitt and Patrick J. Haynes III and their


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successors and assigns. The term "ALI Investors" specifically excludes Apex
Investment Fund I, L.P., Apex Investment Fund II, L.P., The Productivity Fund II, L.P., and their successors and assigns.

         CERTIFICATE OF DESIGNATIONS shall mean the Certificate of Designations relating to the Company's preferred stock filed on June 26, 1995 with the Delaware Secretary of State.

         COMMISSION shall mean the Securities and Exchange Commission and any successor commission or agency having similar powers.

         COMMON STOCK shall mean the Common Stock, par value $.01 per share, of the Company.

         DEMAND SHARES shall mean securities which are Registrable Securities pursuant to the terms of Section 2.1.

         EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute then in effect, and a reference to a particular section thereof shall include a reference to the comparable section, if any, of such similar Federal statute.

         MANAGER AND MANAGERS shall have the meanings set forth in the preamble; and in the event of a Manager's death shall include such Manager's estate.

         MANAGER DEMAND shall mean a demand made by a Qualifying Manager pursuant to Section 2.1.

         MANAGER NOTICE shall have the meaning set forth in Section 2.6.

         MANAGER'S EMPLOYMENT AGREEMENT OR MANAGERS' EMPLOYMENT AGREEMENTS shall have the meanings set forth in the preamble.

         MANAGING UNDERWRITER shall mean the underwriter used in connection with the offering of the Registrable Securities.

         PIGGY-BACK SHARES shall mean Securities which are Registrable Securities pursuant to the terms of Section 2.2.

         PREFERRED STOCK shall have the meaning set forth in the Certificate of Designations.

         QUALIFYING MANAGER shall mean Anthony J. Pompliano commencing six months after the Termination Date. In the event of the death of Pompliano the foregoing shall apply to his estate.


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         REGISTRABLE SECURITIES shall mean all shares of Common Stock issued or issuable to the Managers upon exercise of the Manager Stock Options and for purposes of Section 2.2 shall include such shares of Common Stock as may be transferred by any Manager in a private transaction; provided that the Company receives prior written notice of such transfer. As to any particular Registrable Securities that have been issued, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act, (b) they shall have been distributed to the public pursuant to Rule 144, (c) they shall have been otherwise transferred or disposed of, (d) they shall have ceased to be outstanding, or (e) they have been sold by the Managers pursuant to the terms of the Form S-8 Registration Statement required to be filed by the Company pursuant to Section 2.3.

         REGISTRATION EXPENSES shall mean any and all out-of-pocket expenses incident to the Company's performance of or compliance with Article II hereof, including, without limitation, all Commission, stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, all fees and expenses of complying with securities and blue sky laws (including the reasonable fees and disbursements of underwriters' counsel in connection with the blue sky qualifications and NASD filings), all fees and expenses of the transfer agent and registrar for the Registrable Securities, all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, and one firm of counsel (other than house counsel) retained by the Managers for the holders of Registrable Stock being registered, but excluding underwriting discounts and commissions and applicable transfer and documentary stamp taxes, if any, which shall be borne by the seller of the securities in all cases.

         SECURITIES ACT shall mean, as of any date, the Securities Act of 1933, as amended, or any similar federal statute then in effect, and in reference to a particular section thereof shall include a reference to the comparable section, if any, of any such similar federal statute and the rules and regulations thereunder.

         TERMINATION DATE shall mean with respect to Pompliano, the earlier of
(i) August 23, 1998; or (ii) the date Pompliano's employment with the Company is terminated pursuant to Pompliano's Manager's Employment Agreement either (A) without Cause (as defined in Pompliano's Manager's Employment Agreement); or (B) pursuant to Section 11(e) of Pompliano's Manager's Employment Agreement; provided, however, that for purposes of this (ii), no sooner than the date the Company has filed a registration statement with the Commission pursuant to the demand registration rights of the holders of the Preferred Stock.


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                                   ARTICLE II

                               REGISTRATION RIGHTS

         2.1 DEMAND REGISTRATION RIGHTS.

         (a) The Qualifying Manager prior to the termination of this Agreement may demand in writing (the "MANAGER DEMAND") that the Company file under the Securities Act a registration statement to register the Registrable Securities, or any portion thereof, (the "DEMAND SHARES"); provided, that the Qualifying Manager may make a total of only one Manager Demand. The Manager Demand shall specify the number of Demand Shares to be registered by each Manager and the intended method of distribution.

         (b) Notwithstanding the foregoing, the Company may postpone the filing or effectiveness of a registration statement under this Section 2.1 if the Company determines that such registration might reasonably be expected to have an adverse effect on any proposal or plan by the Company to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other significant transaction; provided, that in such event, the Qualifying Manager making the Manager Demand will be entitled to withdraw such demand, and if such demand is withdrawn such registration will not count as the single Manager Demand permitted under this Agreement.

         (c) Notwithstanding the foregoing, a Manager Demand may not be made (i) with respect to fewer than an aggregate of 300,000 shares of Registrable Securities; or (ii) by the Qualifying Manager if his employment has terminated under paragraph 11(a) or 11(c) of his Manager's Employment Agreement.

         (d) Notwithstanding the foregoing, upon receiving a Manager Demand the Company at its sole option may choose not to file a registration statement as required under this Section 2.1, and in lieu thereof, purchase from the Managers the aggregate number of the Demand Shares at a price equal to 95% of the publicly-traded price (as defined in the Manager's Employment Agreement of Pompliano) on the date the Manager Demand is made and the Company shall purchase such Demand Shares and pay the aggregate purchase price therefor no later than thirty (30) days after the date on which such Manager Demand is made. In the event the Company exercises its option under this Section 2.1(d) the Qualifying Manager will have no further right to make a Manager Demand.

         2.2 PIGGY-BACK REGISTRATION RIGHTS. In the event the Company prior to the sixth anniversary hereof proposes to file a registration statement under the Securities Act (other than in connection with any exchange offer, a "rights" offering to shareholders or a registration statement on Form S-8 or S-4 or any successor


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forms relating to employee benefit plans or an acquisition of another entity AND
OTHER THAN THE REGISTRATION STATEMENT THE COMPANY IS OBLIGATED TO FILE IN NOVEMBER 1997 FOR THE BENEFIT OF CERTAIN STOCKHOLDERS WHO SIGNED REGISTRATION RIGHTS WAIVERS AND OTHER REGISTRATION RIGHTS AGREEMENTS), with respect to any class of equity security, then the Company shall in each case give written notice of such proposed filing to each holder of Registrable Securities at least 30 days before the anticipated filing date of such registration statement. Such notice shall offer to each holder of Registrable Securities the opportunity to include in such registration statement such number of Registrable Securities
(the "PIGGY-BACK SHARES") as such holder may request and the Company shall use its best efforts to include the number of Piggy-back Shares so requested in writing by each holder of Registrable Securities; provided, however, that:

                  (i) If, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and securities convertible or exercisable into Registrable Securities who made a request as hereinabove provided and thereupon the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Qualifying Manager to request that such registration be effected as the single Manager Demand registration under Section 2.1.

                  (ii) If such registration involves an underwritten offering, all holders of Registrable Securities and securities convertible or exercisable into Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the holders of Preferred Stock selling thereunder.

         2.3 REGISTRATION STATEMENT ON FORM S-8. As of the date of this Agreement, the Company shall have filed with the Commission a Registration Statement on Form S-8 (the "FORM S-8"), or other appropriate registration form covering the Registrable Securities. To the extent the registration rights contained in Sections 2.1 and 2.2 are exercised as to any Registrable Securities, or to the extent any Registrable Securities are transferred by a Manager in a private transaction to a transferee who does not qualify to have his shares included on a Form S-8 Registration Statement pursuant to the rules and regulations of the Commission, such Registrable Securities shall be delisted from the Form S-8. The Company will maintain the


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effectiveness of the Form S-8 for so long as the any Registrable Securities remain outstanding. If the Company or a Manager determines that the Securities Act requires a Manager to deliver a reoffer prospectus in connection with the sale by a Manager of any Registrable Securities pursuant to the Form S-8, then no later than thirty (30) days after receipt from a Manager of notice that such Manager intends to sell the Registrable Securities pursuant to the Form S-8 the Company shall file a post-effective amendment to the Form S-8 to include in the Form S-8 a reoffer prospectus meeting the requirements of the Securities Act. Such 50,000 share number set forth above shall be adjusted for any stock split or subdivision or any reverse stock split or combination of the Company's outstanding Common Stock.

         2.4 LIMITS OF REGISTRATION RIGHTS.

         (a) The Company shall select any underwriter (the "MANAGING UNDERWRITER") utilized in connection with the offering of the Registrable Securities, subject to the reasonable approval of the Qualifying Manager making the Manager Demand in the case of the offering of Demand Shares. Such Manager approval shall not be required in the case of the Piggy-back Shares. Notwithstanding anything to the contrary contained herein, if any such Managing Underwriter shall advise the Company in writing that, in its opinion, the number of Demand Shares or Piggy-back Shares requested to be included in such registration should be limited due to market conditions, the Company will include: (i) in the case of the Demand Shares, securities in the following order of priority: (A) first, the number of equity securities of the Company requested to be included in such registration by all holders of equity securities, including the Managers pursuant to Section 2.6(b) hereof, pursuant to a registration rights agreement with the Company, such amount to be allocated pro rata on the basis of the respective number of such securities each such holder has requested be included in such registration, subject to the ALI Agreement with respect to the ALI Investors only; and (B) second, the securities the Company proposes to sell, if any; and (ii) in the case of the Piggy-back Shares, securities in the following order of priority: (A) first, the securities the Company proposes to sell, if any; (B) second, the number of equity securities of the Company requested to be included in such registration by all holders of equity securities, including the Managers pursuant to Section 2.6(b) hereof, pursuant to a registration rights agreement with the Company, such amount to be allocated pro rata on the basis of the respective number of such securities each such holder has requested be included in such registration, subject to the ALI Agreement with respect to the ALI Investors only. Notwithstanding the foregoing, if the Managing Underwriter shall advise the Company in writing, that, in its opinion, the Piggy-back Shares requested to be included in a registration by the Managers should be either eliminated from such registration in their entirety, or reduced in number on a basis other than as hereinabove provided, based not on the Managing Underwriter's inability to sell the equity securities being limited due to the number of equity securities requested to be included in a registration, but based on the relationship of the Managers to the


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Company as executive officers of the Company, then the Managers agree that the
Piggy-back Shares to be included in a registration shall be such number, if any, as determined by the Managing Underwriter. In the event any Piggy-back Shares are eliminated from a registration pursuant to the immediately preceding sentence, then on the next demand registration of holders of the Preferred Stock, Pompliano shall have the right to require such registration to include that number of Piggy-back Shares equal to the greater of (i) 200,000 Piggy-back Shares, or (ii) that number of Piggy-back Shares that they would otherwise be entitled to include pursuant to paragraph 2.4 (a)(ii), above; provided, however, that the 200,000 Piggy-back Shares provided in (i) shall be reduced by the number of shares of Common Stock sold by Pompliano pursuant to the Form S-8 or otherwise, during the period commencing when such Piggy-back Shares are eliminated from such registration pursuant to the immediately preceding sentence and ending when such next demand registration of holders of Preferred Stock is filed. In the case of a Manager Demand, if any Managing Underwriter limits the aggregate number of Demand Shares to be included in a registration by 50% or more than the aggregate number of Demand Shares requested to be included in such registration, then such registration shall not count as the single Manager Demand permitted by Section 2.1(a) hereof. If any Registrable Securities requested to be included pursuant to Sections 2.1 or 2.2 shall not be outstanding but shall be issuable upon exercise of Manager Stock Options then the holders of such Manager Stock Options shall take all actions necessary in order to exercise such Manager Stock Options into shares of Common Stock in order to effect such registration; provided, however, that notwithstanding the foregoing, the Managers shall not be required to exercise such Manager Stock Options until such time as the Managers shall sell the shares of Common Stock underlying such Manager Stock Options pursuant to a registration hereunder.

         (b) By executing this Agreement, the Managers hereby waive and relinquish any and all other demand or piggy-back registration rights held by them relating to the securities of the Company.

         2.5 OTHER ARRANGEMENTS.

         (a) In connection with the registration of the Registrable Securities the Managers shall furnish the Company with such appropriate information (relating to the manner in which such Registrable Securities are to be sold) in connection therewith as the Company shall reasonably request in writing. In connection with any such registration, the Company agrees to:

         (i) Promptly prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective for not less than 180 days; prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration


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         statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days; and furnish to each holder of Registrable Securities covered by the registration statement and to each underwriter, if any, of such Registrable Securities such number of copies of a prospectus and preliminary prospectus for delivery in conformity with the requirements of the Securities Act, and such other documents, as such person may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities.

         (ii) Use its best efforts to register or qualify the Registrable Securities for offer or sale under state securities or Blue Sky laws of such jurisdictions in which the Managers shall reasonably designate, provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject, and use its best efforts to do any and all other acts and things which may be necessary or advisable to enable the holders to consummate the sale, transfer or other disposition of such securities in any jurisdiction;

         (iii) Enter into a cross-indemnity agreement and a contribution agreement, each in customary form, with each underwriter, if any, of securities included in such registration statement; and, if requested, enter into an underwriting agreement containing conventional representations, warranties, allocation of expenses, and customary closing conditions including, but not limited to, opinions of counsel and accountants' cold comfort letters, with any underwriter who acquires the Registrable Securities;

         (iv) Furnish to the Managers such number of copies of such registration statement and all amendments thereto and of such prospectuses (including each preliminary, amended, or supplemental prospectus) as the Managers may reasonably request in order to facilitate the sale or transfer of the Registrable Securities;

         (v) Make available to the Company's security holders, not more than 16 months after the first day of the month following the effective date of the registration statement, an earnings statement covering a period of at least twelve months, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 18 promulgated under the Act;

         (vi) Use its best efforts to list the Registrable Securities on any securities exchange on which other shares of Common Stock are listed;

         (vii) Afford to the Managers an opportunity to make such examination and inquiry into the financial position, business and affairs of the Company and


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         its subsidiaries the Managers or their counsel may reasonably deem necessary so as to satisfy them as to the accuracy and completeness of the registration statement; and

         (viii) Pay all Registration Expenses in connection with the registration of the Registrable Securities pursuant to the terms hereof, including but not limited to those Registration Expenses in connection with a withdrawn Manager Demand pursuant to Section 2.1(b).

         2.6 MANAGERS AGREEMENT REGARDING REGISTRABLE SECURITIES.

         (a) The Qualifying Manager proposing to make a Manager Demand pursuant to Section 2.1(a) shall give no less than 30 days prior written notice to each other Manager of such Manager's intention (the "MANAGER NOTICE"). The Manager Notice shall specify the number of Registrable Securities the Qualifying Manager sending the Manager Notice intends to request be included in a registration. The Managers receiving a Manager Notice shall notify the Qualifying Manager sending the Manager Notice in writing of the number of Registrable Securities such Manager is requesting be included in the Manager Demand. The Qualifying Manager making the Manager Demand shall include in the Manager Demand the aggregate of the Registrable Securities the Managers are requesting be registered.

         (b) In the event any Managing Underwriter advises the Company pursuant to Section 2.4(a) that the Registrable Securities requested to be included by the Managers in a registration (whether pursuant to Section 2.1 or Section 2.2) should be limited, then the Managers shall agree in writing upon the number of Registrable Securities held by each Manager to be included so that the total number of Registrable Securities agreed to by the Managers to be included is no greater than the total number of Registrable Securities which the Managing Underwriter has advised the Managers may be included by them as determined under
Section 2.4(a). The Managers shall then advise the Company as to such amounts agreed to by the Managers. In the event the Managers are unable to agree on the number of Registrable Securities held by each Manager to be so included, then the Registrable Securities requested to be included shall be included in the registration pro rata in accordance with the number of shares so requested to be included. Any Manager who transfers such Manager's Registrable Securities in a private transaction shall require that such transferee agree to be bound by the terms of this Section 2.6(b).


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                                   ARTICLE III

                                   TERMINATION

         This Agreement shall terminate as to each Manager upon the earlier of
(i) November 1, 2003; and (ii) the date such Manager no longer owns Registrable Securities.

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 AMENDMENT AND MODIFICATION; WAIVER OF COMPLIANCE; CONFLICTS.

         (a) This Agreement may be amended only by a written instrument duly executed by Pompliano and the Company, pursuant to approval of its board of directors.

         (b) Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits hereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such a waiver of, or estoppel with respect to, any subsequent or other failure.

         (c) In the event of any conflict between the provisions of this Agreement and the provisions of any other agreement, the provisions of this Agreement shall govern and prevail.

         4.2 NOTICES. Any notice, request, claim, demand, document and other communication hereunder to any party shall be effective upon receipt (or refusal of receipt) and shall be in writing and delivered personally or sent by telex or telecopy (with such telex or telecopy confirmed promptly in writing sent by first class mail) or other similar means of communications, as follows.

         (i) If to the Company, addressed to American Communications Services, Inc., 131 National Business Parkway, Suite 100, Annapolis Junction, Maryland 20701, Attention: Board of Directors; or

         (ii) If to a Manager in care of the Company at the address in (i), unless the Manager is no longer employed by the Company, then to such Manager at his residence address as reflected in the records of the Company.

or, in each case, to such other address or telex or telecopy number as such party may


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designate in writing to each the Managers or the Company, as the case may be, by written notice given in the manner specified herein.

         All such communications shall be deemed to have been given, delivered or made when so delivered personally or sent by telex or telecopy (confirmation received), or five business days after being so mailed.

         4.3 ENTIRE AGREEMENT. This Second Amended and Restated Registration Rights Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties hereto with respect to the subject transactions contemplated hereby and supersede all prior oral and written agreements and memoranda and undertakings among the parties hereto with regard to this subject matter. This Second Amended and Restated Registration Rights Agreement supersedes the First Amended and Restated Registration Rights Agreement which is hereby terminated.

         4.4 INJUNCTIVE RELIEF. The Managers and the Company acknowledge and agree that a violation of any of the terms of this Agreement will cause the Managers irreparable injury for which an adequate remedy at law is not available. Therefore, the Managers and the Company agree that each Manager shall be entitled to an injunction, restraining order or other equitable relief from any court of competent jurisdiction, restraining any Manager or the Company from committing any violations of the provisions of this Agreement.

         4.5 HEADINGS. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         4.6 GOVERNING LAW. This Agreement shall be governed by, construed, applied and enforced in accordance with the laws of the state of Maryland applicable to contracts made and to be performed entirely in that state without regard to conflicts of laws principles.

         4.7 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any person.

         4.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


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                                    AMERICAN COMMUNICATIONS SERVICES, INC.
                                    BY: /s/ Anthony J. Pompliano
                                       ------------------------------
                                    NAME:  ANTHONY J. POMPLIANO
                                    TITLE: CHAIRMAN



                                             /s/ Riley M. Murphy
                                             ------------------------------
                                             RILEY M. MURPHY


                                             /s/ Douglas R. Hudson
                                             ------------------------------
                                             DOUGLAS R. HUDSON

                                             /s/ Jack E. Reich
                                             ------------------------------
                                             JACK E. REICH


                                    AMERICAN COMMUNICATIONS SERVICES, INC.

                                    BY: /s/ Jack E. Reich
                                       -----------------------------------------
                                    NAME:  JACK E. REICH

                                    TITLE: PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                    MANAGER:


                                             /s/ Anthony J. Pompliano
                                             -----------------------------------
                                             ANTHONY J. POMPLIANO


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